Item 1.  Report to Shareholders

October 31, 2004

Annual Report

Global Stock Fund

T. Rowe Price

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB
Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS

Global stocks rose during the six and 12 months ended October 31, 2004, with Latin American markets leading the way in both periods. Gains in the U.S. were modest overall, with value outpacing growth stocks over the year. Japan was weakest, posting a loss during the past six months but gaining over the 12-month period. European stocks produced steady returns, bolstered by the strength of the euro versus the sagging dollar, which enhanced results for U.S. investors.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 10/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------
Global Stock Fund                            3.41%        11.89%

MSCI World Index                             4.69         13.76

Lipper Global Large-Cap
Growth Funds Average                         3.11         10.71

Please see the fund's quarter-end returns following this letter.

Your fund gained ground during the six months ended October 31, 2004, falling short of the results for the unmanaged MSCI World Index but surpassing the Lipper Global Large-Cap Growth Funds Average, as shown in the table. The fund's return trailed the MSCI benchmark for the 12-month period but again outpaced the average return for the Lipper group of similar funds.

MARKET REVIEW

U.S. equity markets were modestly higher overall during the past six and 12 months, but performance varied widely between growth and value stocks as value surpassed growth over the year.

MARKET PERFORMANCE
--------------------------------------------------------------------------------
Six Months                                Local       Local Currency        U.S.
Ended 10/31/04                         Currency     vs. U.S. Dollars     Dollars
--------------------------------------------------------------------------------
France                                    3.34%                6.11%       9.65%

Germany                                  -0.36                 6.11        5.73

Hong Kong                                10.22                 0.21       10.45

Italy                                     7.14                 6.11       13.69

Japan                                    -7.06                 3.92       -3.42

Mexico                                   15.95                -1.12       14.66

Netherlands                              -0.37                 6.12        5.72

Norway                                   17.51                 7.32       26.12

Switzerland                              -6.81                 7.92        0.57

United Kingdom                            4.13                 3.32        7.60

United States                             2.89                 -           2.89

Source: RIMES Online, using MSCI indices.

China: A Powerful Global Growth Engine
--------------------------------------------------------------------------------
China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[Graphic Omitted]

WILL CHINA'S GDP GROWTH SLOW?
--------------------------------------------------------------------------------
Real GDP Growth

                  Rate

'97             10.29%
'98              6.39%
'99              3.14%
'00              8.96%
'01               7.3%
'02              6.74%
'03             14.16%
'04*              9.2%
'05*              8.0%

* Estimates

Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

European markets performed reasonably well. However, while stock valuations are attractive, economic growth in the region has been lackluster. European stock market returns were less volatile during the period compared with other markets, largely because they are less affected by the outlook for China (see special report on China on page 2). Among the markets in the region, Italy, Spain, and Norway were particularly strong.

Japan was the only market to register negative results over the past six months, but the Japanese market was positive during the 12 months ended October 31. Japan's fortunes were influenced by the progress of its economic recovery and the transparency of banking sector reforms, but high oil prices had a negative impact due to the country's heavy manufacturing bias. Stocks here are also sensitive to developments in China, since exports to that vast market are essential to Japan's recovery.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
                                       Percent of      Percent of
                                       Net Assets      Net Assets
Periods Ended                            4/30/04        10/31/04
--------------------------------------------------------------------------------

United States                               52.2%           53.6%

Europe                                      32.0            30.4

Japan                                       10.0             9.6

Pacific Rim                                  3.3             4.3

Latin America                                1.0             1.9

Other                                        1.5             0.2
--------------------------------------------------------------------------------
Total                                      100.0%          100.0%

Latin American markets far outpaced other regions, thanks partly to anticipated debt reduction in some countries and partly to the area's resource-driven exposure to China. Brazil, in particular, has benefited from the global interest rate picture; since interest rates are not expected to rise as sharply as previously thought, the outlook for the Brazilian economy is much improved. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound and improved fiscal management. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses.

PORTFOLIO PERFORMANCE AND STRATEGY

Our approach to finding investments in global companies remains the same. We believe that stocks move in tandem with their growth in earnings and cash flow and that companies with superior results in these areas become superior stocks over time. We employ many analysts whose job it is to search globally for investment ideas that fit our criteria.

If our research is accurate, as we intend, we can hold stocks for long periods and benefit from the power of compounding. UnitedHealth Group, which was a top contributor to both absolute and relative results, is an example of a stock we have held in the portfolio for several years that has generated enviable returns in excess of the broad market. (Please refer to our detailed list of holdings and the amount each represents of the portfolio.)

While our research is broad and global, we also understand the need to view both companies and the opportunities they present through local eyes as well. From this perspective, we are aware that it is harder to find rapid growth in Europe since countries are small relative to the U.S. market, and pan-European companies that reflect the strength of the combined European economy are few and far between. With this in mind, we maintain a global as well as a local vision in our efforts to unearth sustainable growth stocks for your portfolio.

As mentioned, performance was modest over the past six months and trailed the MSCI benchmark even while it surpassed the Lipper peer group average in both periods. One of the primary reasons for lagging the index was our relatively low exposure to the powerful energy sector, as our focus on growth companies that are efficient users of capital produced few energy-related stocks for the portfolio. Near term this has hurt performance, but we remain convinced that it will pay off longer term as oil prices moderate. Not all news was negative within the sector; U.S. oil giant ExxonMobil was our largest energy holding, and the stock was the major contributor to absolute performance during the past six months. Our emerging oil holdings also did well, with Petroleo Brasileiro (Petrobras) returning more than 30% in the last six months, boosted by its China pipeline.

Our exposure to traditional media companies also hindered relative results. We were prudent in owning Yahoo!, which rose more than 40% after reporting strong revenues and earnings and was a major contributor to absolute and relative results. ebay also benefited results as it, along with Yahoo!, was exposed to the shift in advertising revenue to the Internet. However, older media companies like Viacom, Univision Communications, and British Sky Broadcasting restrained fund results.

On a more positive note, underweighting pharmaceuticals and overweighting health care services enhanced performance. Stock selection was advantageous as investors sought companies with more defensive earnings. Service provider UnitedHealth Group, mentioned earlier, was a top contributor to both absolute and relative results, offsetting poor results from Forest Laboratories and Celexa. We also increased our positions in materials companies and industrials, including Danaher and Tyco International, and added steel company Nucor to the portfolio.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
                                           Percent of        Percent of
                                           Net Assets        Net Assets
                                              4/30/04          10/31/04
--------------------------------------------------------------------------------
Financials                                      25.5%             24.2%

Consumer Discretionary                          21.0              21.1

Information Technology                          15.9              14.7

Health Care                                     10.9              11.1

Industrials and Business Services                8.4               9.7

Consumer Staples                                 6.0               6.0

Energy                                           4.3               5.3

Telecommunications Services                      3.6               3.3

Materials                                        2.1               2.4

Utilities                                        0.5               1.0

Other and Reserves                               1.8               1.2
--------------------------------------------------------------------------------
Total                                          100.0%            100.0%

In addition, our overweighting in the outperforming emerging markets also added value. India was strong, and we favor this market because of potential growth in its service sector. Brazil and Mexico were both positive contributors as Brazilian oil company Petrobras did well, and Mexico's Grupo Televisa, which is sensitive to media growth, and America Movil, a wireless telecom company with good growth potential, delivered solid results.

INVESTMENT OUTLOOK

Valuation multiples have consolidated since 2000, and quality growth companies that have generated respectable results have been unduly punished. Large-caps look less expensive relative to small-caps, and growth stocks trade comparably to value stocks, indicating that value's dominance may finally have played itself out. The economic environment going forward should be more supportive for quality growth stocks as global GDP levels off and earnings growth decelerates in 2005. For this reason, we added to our positions in Citigroup, State Street, Wal-Mart, and UBS among other first-tier growth firms.

We are upbeat about prospects for the U.S. and Europe, which is currently the most attractive region in terms of stock valuation as investors await an upswing in domestic growth. Global interest rates are expected to rise in 2005, but the environment in Europe is comparatively benign as growth has been more tempered than in the U.S. The direction and pace of interest rates can have a significant impact on the prospects for banks and capital market companies.

Japan should continue to enjoy positive economic growth and is currently experiencing its first sustained recovery in 15 years. Government deregulation, accommodative monetary policy, corporate restructuring, a healthier financial system, and the global (and Chinese) economic cycle have revived the Japanese economy. The influence of China and India on the global economy will continue to grow in emerging markets. Both countries are experiencing rapid economic growth, but India's economy is based more on services than on manufacturing, which bodes well for its outlook through 2005.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 22, 2004

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI AC World ID:
A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI USA Index:
A capitalization-weighted index of stocks based in the United States.

Price/earnings (P/E) ratio:
Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

GDP:
Gross domestic product is the total market value of all goods and services produced in a country in a given year.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------
Citigroup, United States                                                    2.4%

Microsoft, United States                                                    2.4

UnitedHealth Group, United States                                           1.7

GE, United States                                                           1.7

American International Group, United States                                 1.3

ExxonMobil, United States                                                   1.3

State Street, United States                                                 1.3

Carnival, United Kingdom/United States                                      1.3

Dell, United States                                                         1.2

Target, United States                                                       1.2

UBS, Switzerland                                                            1.2

American Express, United States                                             1.2

Danaher, United States                                                      1.1

Wal-Mart, United States                                                     1.1

Baker Hughes, United States                                                 1.0

Hypo Real Estate, Germany                                                   1.0

Total, France                                                               1.0

Pfizer, United States                                                       1.0

EchoStar Communications, United States                                      0.9

Amgen, United States                                                        0.9

Royal Bank of Scotland, United Kingdom                                      0.9

Anthem, United States                                                       0.9

Home Depot, United States                                                   0.9

GlaxoSmithKline, United Kingdom                                             0.9

Nextel Communications, United States                                        0.9

Total                                                                      30.7%

Note: Table excludes investments in collateral for securities lending.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

GLOBAL STOCK FUND
--------------------------------------------------------------------------------
As of 10/31/04

Lipper Global Large-Cap Growth Funds Average  $15,612
Global Stock Fund   $17,758
MSCI World Index   $17,089

                       MSCI World      Lipper Global Large-Cap      Global Stock
                          Index         Growth Funds Average            Fund

12/29/1995            $  10,000             $  10,000               $  10,000

10/96                    10,967                11,234                  11,350

10/97                    12,858                13,054                  13,277

10/98                    14,875                14,522                  14,989

10/99                    18,644                20,345                  18,612

10/00                    18,903                23,002                  20,656

10/01                    14,132                14,661                  15,557

10/02                    12,082                11,982                  13,200

10/03                    15,021                14,243                  15,871

10/04                    17,089                15,612                  17,758


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 10/31/04                         1 Year       5 Years     12/29/95
--------------------------------------------------------------------------------
Global Stock Fund                              11.89%        -0.93%        6.71%

MSCI World Index                               13.76         -1.73         6.25

Lipper Global Large-Cap
 Growth Funds Average                          10.71         -3.23         5.03


Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL STOCK FUND
--------------------------------------------------------------------------------
                                Beginning          Ending          Expenses Paid
                            Account Value    Account Value        During Period*
                                   5/1/04         10/31/04    5/1/04 to 10/31/04
--------------------------------------------------------------------------------
Actual                         $    1,000     $   1,034.10             $    6.13

Hypothetical (assumes 5%
return before expenses)             1,000         1,019.11                  6.09

*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.2%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
--------------------------------------------------------------------------------
                                                                           Since
                                                                       Inception
Periods Ended 9/30/04                     1 Year        5 Years         12/29/95
--------------------------------------------------------------------------------
Global Stock Fund                           14.49%         -0.43%          6.53%

MSCI World Index                            17.63          -1.21           6.02

Lipper Global Large-Cap
 Growth Funds Average *                     15.34          -2.52           4.82


* Benchmark since inception data are for the time period 12/31/95 - 9/30/04.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                10/31/04  10/31/03  10/31/02  10/31/01  10/31/00
NET ASSET VALUE

Beginning of period             $ 13.07   $ 10.90   $ 12.96   $ 18.04   $ 16.77

Investment activities

  Net investment income (loss)     0.03*     0.05*     0.02*     0.14*     0.02*

  Net realized and
  unrealized gain (loss)           1.52      2.15     (1.96)    (4.41)     1.80

  Total from
  investment activities            1.55      2.20     (1.94)    (4.27)     1.82

Distributions

  Net investment income           (0.04)    (0.03)    (0.12)    (0.02)    (0.06)

  Net realized gain               (0.01)         -         -    (0.79)    (0.49)

  Total distributions             (0.05)    (0.03)    (0.12)    (0.81)    (0.55)

NET ASSET VALUE

End of period                   $ 14.57   $ 13.07   $ 10.90   $ 12.96   $ 18.04
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                    11.89%*   20.24%* (15.15)%* (24.69)%*   10.98%*

Ratio of total expenses to
average net assets                1.20%*    1.20%*    1.20%*    1.20%*    1.20%*

Ratio of net investment
income (loss) to average
net assets                        0.22%*    0.42%*    0.20%*    0.89%*    0.15%*

Portfolio turnover rate            72.3%     38.7%     48.4%     52.3%     71.5%

Net assets, end of period
(in thousands)                  $ 77,258  $ 74,725  $ 62,735  $ 73,325  $107,459


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption on account fees.

*Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 2/28/06.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRALIA   0.7%

Common Stocks   0.4%

BHP Billiton                                             28,117              291

                                                                             291

Preferred Stocks   0.3%

News Corporation                                         32,434              254

                                                                             254

Total Australia (Cost $421)                                                  545


AUSTRIA   0.7%

Common Stocks   0.7%

Erste Bank                                               12,800              569

Total Austria (Cost $429)                                                    569


BRAZIL   0.9%

Common Stocks   0.9%

Petroleo Brasileiro (Petrobras) ADR (USD)                10,807              353

Tele Norte Leste ADR (USD)                               26,700              349

Total Brazil (Cost $537)                                                     702


CHINA   0.2%

Common Stocks   0.2%

China Telecom (HKD), 144A *                             532,000              171

Total China (Cost $157)                                                      171


DENMARK   0.5%

Common Stocks   0.5%

Novo Nordisk, Series B                                    7,185              357

Total Denmark (Cost $237)                                                    357


FRANCE   4.1%

Common Stocks   4.1%

AXA                                                      29,500              634

Credit Agricole                                          13,689              401

Groupe Danone                                             2,400              201

Hermes International                                      1,823              351

Neopost (ss.)                                             6,709              465

Total (ss.)                                               3,714              772

Zodiac                                                    9,200              356

Total France (Cost $2,458)                                                 3,180


GERMANY   2.3%

Common Stocks   2.3%

Bayerische Hypo-und Vereinsbank *                        22,084              431

Depfa Bank                                               37,800              574

Hypo Real Estate *                                       21,000              785

Total Germany (Cost $1,658)                                                1,790


GREECE   0.2%

Common Stocks   0.2%

Greek Organization of Football Prognostics                8,900              181

Total Greece (Cost $177)                                                     181


INDIA   1.5%

Common Stocks   1.5%

Balaji Telefilms                                         85,671              178

Housing Development Finance                              18,000              254

I-Flex Solutions                                         16,200              213

Kotak Mahindra Finance                                   42,000              167

National Thermal Power, 144A *                           41,900               57

Zee Telefilms                                            77,500              255

Total India (Cost $1,051)                                                  1,124


IRELAND   2.0%

Common Stocks   2.0%

Bank of Ireland                                          33,800              463

CRH                                                      15,900              380

Elan ADR (USD) *                                         10,200              263

Irish Life & Permanent                                   24,400              414

Total Ireland (Cost $1,526)                                                1,520


ITALY   2.8%

Common Stocks   2.8%

Bulgari                                                  45,300              468

ENI S.p.A.                                               14,939              339

Lottomatica (ss.)                                        18,200              546

RCS MediaGroup (ss.)                                     85,300              411

UniCredito Italiano                                      73,530              395

Total Italy (Cost $1,732)                                                  2,159


JAPAN   9.6%

Common Stocks   9.6%

Amano                                                    15,000              124

Bridgestone                                               7,000              127

Canon                                                     3,800              187

Credit Saison                                             6,700              214

Eisai                                                     5,200              150

Hitachi                                                  20,000              126

Honda                                                     4,500              217

House Foods                                               9,800              134

Ito-Yokado                                                3,000              108

Itochu *(ss.)                                            29,000              125

Keihin Electric Express Railway (ss.)                    37,000              214

Kokuyo (ss.)                                             12,900              137

Komatsu                                                  19,000              127

Kyocera                                                   1,600              116

Marui                                                    15,300              192

Matsushita Electric Industrial                           12,000              174

Mitsubishi Heavy Industries                              42,000              118

Mitsubishi Tokyo Financial                                   21              178

Mitsui Sumitomo Insurance                                19,000              156

Mizuho Financial Group                                       35              135

Murata Manufacturing                                      1,800               86

NEC                                                      22,000              122

Nintendo                                                  1,100              124

Nippon Express                                           30,000              145

Nippon Kayaku (ss.)                                      31,000              162

Nippon Oil                                               13,000               82

Nippon Steel                                             99,000              232

Nippon Telegraph & Telephone                                 23               98

Nissan Motor                                             13,400              151

Nitto Denko                                               2,200              104

Nomura                                                   13,000              159

NTT DoCoMo                                                   79              139

Okumura (ss.)                                            28,000              135

Resona Holdings *                                        58,000               96

Rohm                                                      1,200              123

Sanyo Electric (ss.)                                     25,000               80

Sapporo Breweries (ss.)                                  42,000              168

Seven-Eleven Japan                                        3,000               87

Sharp (ss.)                                               8,000              110

Softbank                                                  1,900               86

Sony (ss.)                                                5,000              174

Sumitomo Metal Mining                                    11,000               74

Sumitomo Mitsui Financial (ss.)                              25              162

Takeda Pharmaceutical                                     4,600              222

TDK                                                       2,200              153

TEPCO                                                     8,700              197

Tokyo Gas                                                49,000              183

Toyota Motor (ss.)                                       11,100              432

UFJ *                                                        23              107

Yamanouchi Pharmaceutical                                 3,400              125

Total Japan (Cost $6,874)                                                  7,377

MALAYSIA   0.4%

Common Stocks   0.4%

Tenaga Nasional *                                       117,000              342

Total Malaysia (Cost $351)                                                   342


MEXICO   1.0%

Common Stocks   1.0%

America Movil ADR, Series L (USD)                         8,800              387

Grupo Televisa ADR (USD)                                  1,800               99

Wal-Mart de Mexico, Series V                             78,726              258

Total Mexico (Cost $467)                                                     744


NETHERLANDS   0.7%

Common Stocks   0.7%

Koninklijke Numico *                                      8,126              273

Royal Dutch Petroleum                                     4,470              243

Total Netherlands (Cost $367)                                                516


NORWAY   0.5%

Common Stocks   0.5%

DnB Holding                                              48,000              405

Total Norway (Cost $326)                                                     405


RUSSIA   0.4%

Common Stocks   0.4%

AO VimpelCom ADR (USD) *                                  2,900              331

Total Russia (Cost $269)                                                     331


SOUTH AFRICA   0.2%

Common Stocks   0.2%

Investec                                                  7,300              167

Total South Africa (Cost $144)                                               167

SOUTH KOREA   0.7%

Common Stocks   0.7%

S1 Corp.                                                 13,200              372

Samsung Electronics                                         491              193

Total South Korea (Cost $370)                                                565


SPAIN   5.1%

Common Stocks   5.1%

Acerinox (ss.)                                           26,800              372

Aldeasa (ss.)                                            12,700              421

Banco Bilbao Vizcaya Argentaria (ss.)                    42,770              671

Cia Distrib Integral Logista *(ss.)                       8,200              371

Cortefiel                                                39,900              521

Gamesa                                                   15,000              207

Promotora de Informaciones (ss.)                         31,200              589

Sogecable *(ss.)                                          9,900              391

Telefonica                                               22,726              375

Total Spain (Cost $3,296)                                                  3,918


SWEDEN   0.8%

Common Stocks   0.8%

Alfa Laval                                               23,300              327

LM Ericsson, Series B *                                  91,820              266

Total Sweden (Cost $563)                                                     593


SWITZERLAND   4.0%

Common Stocks   4.0%

Compagnie Financiere Richemont,

Equity Units, Class A                                    19,200              544

Credit Suisse Group *                                    10,165              347

Nestle                                                    2,757              652

Novartis                                                  6,000              286

Phonak Holding                                           11,300              353

UBS                                                      12,800              922

Total Switzerland (Cost $2,578)                                            3,104

TAIWAN   0.8%

Common Stocks   0.8%

Chinatrust Financial *                                  208,571              238

Quanta Computer                                         125,448              203

Taishin Financial Holdings                              245,450              200

Total Taiwan (Cost $671)                                                     641


UNITED KINGDOM   6.3%

Common Stocks   6.3%

AstraZeneca                                               5,843              239

Bodycote                                                 72,600              193

British Sky Broadcasting                                 40,765              380

Capita                                                   74,300              480

Carnival                                                  8,223              435

Dixons                                                   69,300              218

GlaxoSmithKline                                          32,106              676

Hays                                                    166,067              392

Kesa Electricals                                         29,105              145

Kingfisher                                              101,759              564

Royal Bank of Scotland                                   23,533              693

Signet Group                                            212,800              415

Total United Kingdom (Cost $4,113)                                         4,830


UNITED STATES   52.4%

Common Stocks   52.4%

Accenture, Class A *                                     27,300              661

ACE Limited                                               8,900              339

Adobe Systems                                             6,500              364

Affiliated Computer Services, Class A *                   9,000              491

Altria Group                                              7,300              354

American Express                                         17,000              902

American International Group                             17,100            1,038

AmeriTrade *                                             24,900              324

Amgen *                                                  12,300              699

Analog Devices                                           11,600              467

Anthem *                                                  8,500              683

Apollo Group, Class A *                                   4,300              284

Baker Hughes                                             18,700              801

Best Buy                                                 10,800              640

Boston Scientific *                                       6,800              240

Carnival                                                 10,800              546

Cendant                                                  18,300              377

Cisco Systems *                                          28,100              540

Citigroup                                                42,100            1,868

Coca-Cola                                                 9,800              398

Comcast, Special Class A *                               20,600              598

Corning *                                                32,900              377

Danaher                                                  15,200              838

Dell *                                                   27,200              954

eBay *                                                    5,200              508

EchoStar Communications, Class A *                       22,600              715

ExxonMobil                                               20,808            1,024

Fannie Mae                                                4,000              281

First Data                                                6,400              264

Fiserv *                                                 11,600              412

Forest Laboratories *                                     4,000              178

GE                                                       38,200            1,303

Genentech *                                               1,800               82

Gilead Sciences *                                        10,400              360

Harley-Davidson                                           3,900              224

Hartford Financial Services                               6,900              403

Home Depot                                               16,550              680

IAC/InterActiveCorp *                                    11,200              242

Intel                                                    18,400              410

International Game Technology                            13,800              456

Johnson & Johnson                                         8,300              485

Juniper Networks *                                       10,700              285

Kohl's *                                                  4,500              228

Liberty Media, Class A *                                 67,300              600

Marriott, Class A                                         4,500              245

Marsh & McLennan                                          8,300              230

Medtronic                                                 8,600              439

Mellon Financial                                         17,900              517

Mercury Interactive *                                     4,300              187

Merrill Lynch                                            10,900              588

Microsoft                                                66,600            1,864

Nextel Communications, Class A *                         25,500              676

Nucor                                                     6,100              258

Oracle *                                                 18,700              237

Pfizer                                                   26,410              765

QUALCOMM                                                  3,200              134

Red Hat *                                                13,200              169

Schlumberger                                              8,100              510

SLM Corporation                                          13,100              593

State Street                                             22,100              996

Stryker                                                  10,000              431

Sysco                                                    11,600              374

Target                                                   19,000              950

Time Warner *                                            17,300              288

Tyco International                                       21,600              673

U.S. Bancorp                                             22,200              635

UnitedHealth Group                                       18,300            1,325

Univision Communications, Class A *                       6,100              189

UPS, Class B                                              7,200              570

Viacom, Class B                                          11,500              420

Wal-Mart                                                 15,400              830

Walgreen                                                 12,200              438

Wyeth                                                     5,100              202

Xilinx                                                   13,300              407

Yahoo! *                                                 11,200              405

Total United States (Cost $32,140)                                        40,468


SHORT-TERM INVESTMENTS   0.8%

Money Market Funds   0.8%

T. Rowe Price Reserve Investment Fund, 1.81% #!         626,253              626

Total Short-Term Investments (Cost $626)                                     626

SECURITIES LENDING COLLATERAL   6.2%

Money Market Pooled Account   6.2%

Investment in money market pooled account managed
by JP Morgan Chase Bank, London, 1.788% #             4,823,836            4,824

Total Securities Lending Collateral (Cost $4,824)                          4,824


Total Investments in Securities

105.8% of Net Assets (Cost $68,362)                                      $81,749
                                                                         -------


  (1) Denominated in currency of country of incorporation unless otherwise noted

    # Seven-day yield

    * Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

    ! Affiliated company - See Note 5

 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $228 and represents 0.3% of net assets

  ADR American Depository Receipts

  HKD Hong Kong dollar

  USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $626)                                   $      626

  Other companies (cost $67,736)                                         81,123

Total investments in securities                                          81,749

Other assets                                                                612

Total assets                                                             82,361

Liabilities

Obligation to return securities lending collateral                        4,824

Other liabilities                                                           279

Total liabilities                                                         5,103

NET ASSETS                                                           $   77,258
                                                                     ----------

Net Assets Consist of:

Undistributed net investment income (loss)                           $      184

Undistributed net realized gain (loss)                                  (13,850)

Net unrealized gain (loss)                                               13,392

Paid-in-capital applicable to 5,301,656 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       77,532

NET ASSETS                                                           $   77,258
                                                                     ----------

NET ASSET VALUE PER SHARE                                            $    14.57
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $74)                        $         1,082

  Securities lending                                                         34

  Total income                                                            1,116

Expenses

  Investment management                                                     523

  Shareholder servicing                                                     263

  Custody and accounting                                                    147

  Legal and audit                                                            30

  Registration                                                               29

  Prospectus and shareholder reports                                         22

  Directors                                                                   5

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses
    Investment management fees (waived) repaid                              (82)

  Total expenses                                                            942

Net investment income (loss)                                                174

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              6,066

  Foreign currency transactions                                              17

  Net realized gain (loss)                                                6,083

Change in net unrealized gain (loss) on securities                        2,611

Net realized and unrealized gain (loss)                                   8,694

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $         8,868
                                                                ---------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                             Year
                                                            Ended
                                                         10/31/04       10/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                        $      174      $     282

  Net realized gain (loss)                                 6,083         (3,008)

  Change in net unrealized gain (loss)                     2,611         15,447

  Increase (decrease) in net assets from operations        8,868         12,721

Distributions to shareholders

  Net investment income                                     (228)          (173)

  Net realized gain                                          (57)             -

  Decrease in net assets from distributions                 (285)          (173)

Capital share transactions *

  Shares sold                                             18,711         36,303

  Distributions reinvested                                   277            167

  Shares redeemed                                        (25,038)       (37,028)

  Increase (decrease) in net assets from capital
  share transactions                                      (6,050)          (558)

Net Assets

Increase (decrease) during period                          2,533         11,990

Beginning of period                                       74,725         62,735

End of period                                         $   77,258      $  74,725
                                                      ----------      ---------

(Including undistributed net investment income of $184 at 10/31/04 and $278 at 10/31/03)

*Share information

    Shares sold                                            1,323          3,232

    Distributions reinvested                                  21             15

    Shares redeemed                                       (1,761)        (3,282)

    Increase (decrease) in shares outstanding               (417)           (35)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $4,577,000; aggregate collateral consisted of $4,824,000 in money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $55,784,000 and $62,739,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $285,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                      $       14,782,000

Unrealized depreciation                                              (1,390,000)

Net unrealized appreciation (depreciation)                           13,392,000

Undistributed ordinary income                                           184,000

Capital loss carryforwards                                          (13,850,000)

Paid-in capital                                                      77,532,000

Net assets                                                   $       77,258,000
                                                             ------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $6,039,000 of capital loss carryforwards. As of October 31, 2004, the fund had $2,922,000 of capital loss carryforwards that expire in fiscal 2009, $7,924,000 that expire in fiscal 2010, and $3,004,000 that expire in fiscal 2011.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                          $          (40,000)

Undistributed net realized gain                                          40,000

At October 31, 2004, the cost of investments for federal income tax purposes was $68,362,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $37,000.

The fund is also subject to a contractual expense limitation through February 28, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.20%. Through February 29, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at October 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $277,000 through October 31, 2005 and $82,000 through February 29, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $129,000 for T. Rowe Price Services, Inc., and $56,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $30,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $12,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $626,000 and $687,000, respectively.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Certified Annual Report


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

TAX INFORMATION FOR THE (UNAUDITED) TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $17,000 from short-term capital gains.

For taxable non-corporate shareholders, $191,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $191,000 of the fund's income and short-term capital gains qualified for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------


ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company, real estate
1991                          developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003);
2003                          Managing Director and Head of International
                              Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates, Inc.
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Blackstone Real
2001                          Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price           Principal Occupation(s) During Past 5 Years
Portfolios Overseen]               and Directorships of Other Public Companies

James S. Riepe                     Director and Vice President, T. Rowe Price;
(1943)                             Vice Chairman of the Board, Director, and
2002                               Vice President, T. Rowe Price Group, Inc.;
[111]                              Chairman of the Board and Director, T. Rowe
                                   Price Global Asset Management Limited, T.
                                   Rowe Price Global Investment Services
                                   Limited, T. Rowe Price Investment Services,
                                   Inc., T. Rowe Price Retirement Plan Services,
                                   Inc., and T. Rowe Price Services, Inc.;
                                   Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust
                                   Company; Director, T. Rowe Price
                                   International, Inc.; Chairman of the Board,
                                   International Funds

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
  International Funds                   Inc.; Vice President and Secretary, T.
                                        Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc., T.
                                        Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)


Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,682               $12,904
     Audit-Related Fees                       1,094                   686
     Tax Fees                                 5,467                 3,980
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004